UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2008

Dionex Corporation
(Exact name of registrant as specified in its charter)

CA	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way Sunnyvale	Dionex Cor
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 737-0700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2008, Dionex issued a press release announcing the financial results for the quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 7, 2008 reporting Dionex Corporation's results for the quarter ended June 30, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dionex Corporation
Date: August 7, 2008	/s/ CRAIG A. MCCOLLAM Craig A. McCollam Sr. Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Dionex Corporation dated August 7, 2008.